Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended June 30, 2012		As Adjusted Quarter Ended June 30, 2012	As reported Quarter Ended March 31, 2012		As adjusted Quarter Ended March 31, 2012	As reported Quarter Ended June 30, 2011		As adjusted Quarter Ended June 30, 2011
		Adjustments			Adjustments			Adjustments
Net sales	$427.8		$427.8	$361.5		$361.5	$362.4		$362.4
Operating costs and expenses:
Cost of sales	359.9		359.9	313.3		313.3	336.3		336.3
Depreciation and amortization	17.9		17.9	19.1		19.1	20.2		20.2
Selling and administrative	30.7		30.7	31.3		31.3	27.6		27.6
Loss on sale or impairment of long-lived assets, net	0.1	(0.1)	—	0.1	(0.1)	—	2.5	(2.5)	—
Other operating credits and charges, net	0.2	(0.2)	—	(0.2)	0.2	—	(0.6)	0.6	—
Total operating costs and expenses	408.8		408.5	363.6		363.7	386.0		384.1
Income (loss) from operations	19.0		19.3	(2.1)		(2.2)	(23.6)		(21.7)
Non-operating income (expense):
Interest expense, net of capitalized interest	(13.1)	—	(13.1)	(12.6)	1.0	(13.6)	(14.4)		(14.4)
Investment income	3.4		3.4	4.2		4.2	3.5		3.5
Early debt extinguishment	(52.2)	52.2	—	—		—	—
Other non-operating items	(2.6)		(2.6)	(0.1)		(0.1)	0.6		0.6
Total non-operating expense	(64.5)		(12.3)	(8.5)		(9.5)	(10.3)		(10.3)
Income (loss) from continuing operations before taxes and equity in losses of unconsolidated affiliates	(45.5)		7.0	(10.6)		(11.7)	(33.9)		(32.0)
Benefit for income taxes	(11.1)	11.1	—	(1.2)	1.2	—	(8.4)	8.4	—
"Normalized" tax rate @ 35%		1.4	1.4		(4.7)	(4.7)		(13.8)	(13.8)
Equity in loss of unconsolidated affiliates	2.8		2.8	1.8		1.8	7.4		7.4
Income (loss) from continuing operations	(37.2)		2.8	(11.2)		(8.8)	(32.9)		(25.6)
Loss from discontinued operations before taxes	(0.1)		(0.1)	(0.2)		(0.2)	(4.1)		(4.1)
Benefit for income taxes	—		—	(0.1)		(0.1)	(1.6)		(1.6)
Loss from discontinued operations	(0.1)		(0.1)	(0.1)		(0.1)	(2.5)		(2.5)
Net income (loss)	(37.3)		2.7	(11.3)		(8.9)	(35.4)		(28.1)
Less: Net income attributed to non-controlling interest	—		—	—		—	0.1		0.1
Income (loss) attributed to Louisiana-Pacific Corporation	$(37.3)		$2.7	$(11.3)		$(8.9)	$(35.5)		$(28.2)
Income (loss) per share of common stock (basic and diluted):
Income (loss) from continuing operations	$(0.27)		$0.02	$(0.08)		$(0.06)	$(0.25)		$(0.19)
Loss from discontinued operations	—		—	—		—	(0.02)		(0.02)
Net income (loss) per share	$(0.27)		$0.02	$(0.08)		$(0.06)	$(0.27)		$(0.21)

Average shares of stock outstanding - basic and diluted	137.0		137.0	136.6		136.6	131.4		131.4

Amounts attributed to LP Corporation common shareholders
Income (loss) from continuing operations, net of tax	$(37.2)		$2.8	$(11.2)		$(8.8)	$(33.0)		$(25.6)
Loss from discontinued operations, net of tax	(0.1)		(0.1)	(0.1)		(0.1)	(2.5)		(2.5)
	$(37.3)		$2.7	$(11.3)		$(8.9)	$(35.5)		$(28.1)

	As reported Six Months Ended June 30, 2012		As Adjusted Six Months Ended June 30, 2012	As reported Six Months Ended June 30, 2011		As adjusted Six Months Ended June 30, 2011
		Adjustments			Adjustments
Net sales	$789.3		$789.3	$694.1		$694.1
Operating costs and expenses:
Cost of sales	673.2		673.2	631.3		631.3
Depreciation and amortization	37.0		37.0	41.6		41.6
Selling and administrative	62.0		62.0	56.4		56.4
Loss on sale or impairment of long-lived assets, net	0.2	(0.2)	—	8.0	(8.0)	—
Other operating credits and charges, net	—	—	—	(1.4)	1.4	—
Total operating costs and expenses	772.4		772.2	735.9		729.3
Income (loss) from operations	16.9		17.1	(41.8)		(35.2)
Non-operating income (expense):
Interest expense, net of capitalized interest	(25.7)	(1.0)	(26.7)	(28.4)		(28.4)
Investment income	7.6		7.6	7.5		7.5
Early debt extinguishment	(52.2)	52.2	—	—
Other non-operating items	(2.7)		(2.7)	2.4		2.4
Total non-operating expense	(73.0)		(21.8)	(18.5)		(18.5)
Loss from continuing operations before taxes and equity in losses of unconsolidated affiliates	(56.1)		(4.7)	(60.3)		(53.7)
Benefit for income taxes	(12.3)	12.3	—	(15.2)	15.2	—
"Normalized" tax rate @ 35%		(3.3)	(3.3)		(22.5)	(22.5)
Equity in loss of unconsolidated affiliates	4.6		4.6	10.7		10.7
Loss from continuing operations	(48.4)		(6.0)	(55.8)		(41.9)
Loss from discontinued operations before taxes	(0.3)		(0.3)	(4.1)		(4.1)
Benefit for income taxes	(0.1)		(0.1)	(1.6)		(1.6)
Loss from discontinued operations	(0.2)		(0.2)	(2.5)		(2.5)
Net loss	(48.6)		(6.2)	(58.3)		(44.4)
Less: Net income attributed to non-controlling interest	—		—	0.2		0.2
Loss attributed to Louisiana-Pacific Corporation	$(48.6)		$(6.2)	$(58.5)		$(44.6)
Loss per share of common stock (basic and diluted):
Loss from continuing operations	$(0.35)		$(0.04)	$(0.43)		$(0.32)
Loss from discontinued operations	—		—	(0.02)		(0.02)
Net loss per share	$(0.35)		$(0.04)	$(0.45)		$(0.34)

Average shares of stock outstanding - basic and diluted	136.8		136.8	131.3		131.3

Amounts attributed to LP Corporation common shareholders
Loss from continuing operations, net of tax	$(48.4)		$(6.0)	$(56.0)		$(42.1)
Loss from discontinued operations, net of tax	(0.2)		(0.2)	(2.5)		(2.5)
	$(48.6)		(6.2)	$(58.5)		$(44.6)